UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Callodine Specialty Income Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Callodine Specialty Income Fund

[    ], 2026

Dear Shareholder,

Callodine Specialty Income Fund (the “Fund”) will hold a special meeting of Shareholders (the “Special Meeting”) on [    ], 2026 at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996 at [   ] Eastern Time on [    ], 2026. Formal notice of the Special Meeting appears on the next page and is followed by the proxy statement (the “Proxy Statement”) for the Special Meeting.

At the Special Meeting, you are being asked to (1) approve a new sub-advisory agreement (the “Sub-Advisory Agreement”) by and among the Fund, Callodine Capital Management, LP (“Callodine” or the “Investment Manager”) and Corrum Capital Management LLC (“Corrum Capital”) (“Proposal 1”), (2) approve the Fund’s utilization of and operation under a manager of managers exemptive order, which if obtained by application from the U.S. Securities and Exchange Commission, will allow the Fund’s Investment Manager to enter into and materially amend affiliated and unaffiliated sub-advisory agreements with respect to the Fund in the future without shareholder approval, subject to prior approval by the board of trustees (the “Board”) of the Fund (“Proposal 2”), and (3) transact such other business as may properly come before the Special Meeting.

The close of business on [ ], has been fixed as the record date for determining shareholders entitled to receive notice of and to vote at the Special Meeting.

The Board of Trustees recommends that you vote FOR the approval of Proposal 1 and Proposal 2 after carefully reviewing the enclosed materials.

Your vote is important.

The proposals are discussed in detail in the enclosed Proxy Statement. Whether or not you expect to attend the Special Meeting, it is important that your shares be represented. Your immediate response will help reduce the need for the Fund to conduct additional proxy solicitations. Please review the Proxy Statement and then vote by internet, telephone, or mail as soon as possible. If you vote by mail, please sign and return the proxy card included in this package. If you have any questions regarding the proposals or the voting process, please call toll-free at [ ]. If you attend the Special Meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

Stephen A. Mace

Chairman and Trustee

Callodine Specialty Income Fund

IMPORTANT INFORMATION

Q.	Why am I receiving this Proxy Statement?

A.	You are being asked to vote on two important matters affecting the Fund:

Proposal 1: Approval of a new sub-advisory agreement by and among the Fund, Callodine Capital Management, LP (“Callodine” or the “Investment Manager”), and Corrum Capital Management LLC (“Corrum Capital”), to engage Corrum Capital to provide investment advisory and other services to a portion of the assets of the Fund, as allocated to Corrum Capital by the Investment Manager (the “Sub-Advisory Agreement”)

The approval of the Sub-Advisory Agreement is being proposed at the request of the Investment Manager to allow Corrum Capital to assist the Investment Manager by managing a portion of the Fund’s assets, as allocated by the Investment Manager (the “Allocated Portion”). It is essential to note that the proposed Sub-Advisory Agreement will not result in any changes to the current investment strategies or the existing sub-advisory agreements already in place.

The board of trustees (the “Board” and the members thereof, the “Trustees”) of the Fund has concluded that appointing Corrum Capital as an additional sub-adviser to the Fund would serve the best interests of the Fund and its shareholders. The Fund’s current investment strategies will not change but if approved by shareholders, Corrum Capital will manage the Allocated Portion to pursue sub-strategies focused on the direct origination of private credit loans and other income-oriented investments in the aviation and sports & entertainment industries. Callodine believes that Corrum Capital’s capabilities within these industries will be complementary to the Fund’s other sub-strategies and provide the Fund with access to a wider array of specialized private credit strategies. There will be no increase in the Fund’s aggregate fees as a result of the appointment of Corrum Capital as an additional sub-adviser to the Fund.

At a meeting of the Board held on January 22, 2026, based on the recommendation by the Investment Manager, the Board, including a majority of the Trustees who are not “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) approved the Sub-Advisory Agreement, subject to approval by the Fund’s shareholders.

The Board has determined to seek shareholder approval of the Sub-Advisory Agreement at a special meeting of shareholders of the Fund (the “Special Meeting”). A copy of the proposed Sub-Advisory Agreement is included in this Proxy Statement as Exhibit A.

Proposal 2: Approval of the utilization of and operation under a manager of managers exemptive order

You are being asked to approve the Fund’s utilization of and operation under a manager of managers exemptive order, which, if obtained by application from the U.S. Securities and Exchange Commission (the “SEC”), will allow the Adviser to enter into and materially amend affiliated and unaffiliated sub-advisory agreements with respect to the Fund in the future without shareholder approval, subject to prior approval by the Board. The application must be reviewed and approved by the SEC staff, and there is no guarantee that the Fund will receive the exemptive order applied for.

PROPOSAL 1

Q.	Who is Corrum Capital?

A.	Corrum Capital is a private investment firm with more than 13 years of experience and approximately $1.4 billion in assets under management (“AUM”). Corrum Capital takes an active approach to asset backed, cashflow-oriented investing, with an emphasis on downside protection, low market correlation and diversifying characteristics, primarily within the music, entertainment, and sports industries and the aviation finance industry. Since inception in 2013, Corrum Capital has originated over $1.4 billion in loans globally within the music, entertainment, and sports industries and has invested in over $2.5 billion in assets in the aviation industry. Corrum Capital’s investors include corporate and public pension plans, endowments and foundations, insurance companies, family offices and fund-of-funds.

Q.	When will the Sub-Advisory Agreement take effect?

A.	If approved by shareholders at the Special Meeting, the Sub-Advisory Agreement will become effective following the Special Meeting and will remain in effect for an initial two-year period. After the initial term, the Sub-Advisory Agreement will continue in effect from year to year thereafter if approved at least annually by the Board, including a majority of the Independent Trustees.

Q.	Will the management fees paid by the Fund increase if the Sub-Advisory Agreement is approved?

A.	No. Callodine is responsible for paying the sub-advisory fee to Corrum Capital. There will be no increase in the Fund’s aggregate fees, including the management fees payable to Callodine, as a result of the appointment of Corrum Capital as a sub-adviser to the Fund.

Q.	What shareholder vote is required for the Sub-Advisory Agreement to be approved?

A.	The Sub-Advisory Agreement will be approved if it receives the affirmative vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Q.	What will happen if shareholders of the Fund do not approve the Sub-Advisory Agreement at the Special Meeting?

A.	If the shareholders do not approve the Sub-Advisory Agreement at the Special Meeting, then Corrum Capital will not serve as a sub-adviser to the Investment Manager with respect to the Fund, and the Investment Manager will consider what further actions to take, including the appointment of another sub-adviser.

PROPOSAL 2

Q.	Why does the Adviser recommend that the Fund utilize and operate under a manager of managers exemptive order?

A.	A manager of managers exemptive order, if obtained from the SEC, will allow the Fund’s Investment Manager to enter into and materially amend affiliated and unaffiliated sub-advisory agreements with respect to the Fund in the future without shareholder approval, subject to prior approval by the Board. The Investment Manager believes this could help the Fund avoid unnecessary proxy and related costs and provide the Fund with additional flexibility to achieve its investment objective and strategies. Changes made to sub-advisory agreements pursuant to the order would not increase the management fee payable by the Fund. If a new sub-adviser is hired or if a sub-advisory agreement is materially amended, the Fund's prospectus and statement of additional information will be supplemented promptly pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, and within 90 days shareholders will be sent either a multi-manager notice or a multi-manager notice and multi-manager information statement, which will also be made available on a designated website for a 90-day period.

Q	Will the Fund pay for the shareholder meeting and related costs?

A.	Yes. These costs will be borne by the Fund and therefore, by the shareholders of the Fund.

Q.	If approved, when will the Fund obtain and begin relying on a manager of managers exemptive order?

A.	If Proposal 2 is approved by Shareholders, the Fund will submit an application to the SEC for a manager of managers exemptive order. The application must be reviewed and approved by the SEC staff and there is no guarantee that the Fund will receive the exemptive order applied for in any specific period of time, if at all. If the order is not granted, the Fund would not operate under a manager of managers structure notwithstanding shareholder approval.

GENERAL MATTERS
Q	Will the Fund pay for the shareholder meeting and related costs?

A.	Yes. These costs will be borne by the Fund and therefore, by the shareholders of the Fund.

Q.	How does the Board recommend that I vote?

A.	The current members of the Board, including all of the Independent Trustees, recommend that you vote in favor of Proposal 1 and Proposal 2, respectively.

Q.	I have only a few shares — does my vote matter?

A.	Your vote is important. If many shareholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Special Meeting. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.	Are the approvals of the proposals contingent on one another?

A.	No, the approval of one proposal is not contingent on the approval of the other proposal.

Q.	What is the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the proposals. Unless you attend the Special Meeting to vote in person, your vote (cast by internet, telephone, or paper proxy card as described below) must be received by the Fund for the Special Meeting by [ ] p.m. Eastern Time on [ ], 2026.

Q.	Who is eligible to vote?

A.	Any person who owned shares of the Fund on the “Record Date,” which was [ ] (even if that person has since sold those shares).

Q.	How can I vote?

A.	You may vote in any of four ways:

○	Through the internet. Please follow the instructions on your proxy card.

○	By telephone, with a toll-free call to the phone number indicated on the proxy card.

○	By mailing in your proxy card.

○	In person at the Special Meeting at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, on [ ], 2026.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	Who should I call if I have questions?

A.	If you have any questions regarding the proposal or the voting process, please call [ ]. Representatives are available Monday through Friday, 9:00 a.m. to 5:00 p.m. Central time.

Q.	How should I sign the proxy card?

A.	You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

Callodine Specialty Income Fund

c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held [    ], 2026

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of shareholders of the Callodine Specialty Income Fund (the “Fund”), will be held at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, at [    ] Eastern Time on [    ], 2026.

At the Special Meeting, shareholders will be asked to act upon the following:

1.	To approve a new sub-advisory agreement by and among the Fund, Callodine Capital Management, LP (the “Investment Manager”), and Corrum Capital Management LLC (“Corrum Capital”), to engage Corrum Capital to provide investment advisory and other services to a portion of the assets of the Fund, as allocated to Corrum Capital by the Investment Manager (“Proposal 1”).

2.	To approve the Fund’s utilization of and operation under a manager of managers exemptive order, which if obtained by application from the U.S. Securities and Exchange Commission, will allow the Fund’s Investment Manager to enter into and materially amend affiliated and unaffiliated sub-advisory agreements with respect to the Fund in the future without shareholder approval, subject to prior approval by the Board of Trustees of the Fund (“Proposal 2”).

3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF BOTH PROPOSAL 1 AND PROPOSAL 2.

Shareholders of record of the Fund at the close of business on [ ] are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. The Notice of the Meeting of Shareholders, Proxy Statement, and proxy card are being mailed on or about [    ], to such shareholders of record.

By Order of the Board of Trustees,

/s/ Ann Maurer

Ann Maurer

Secretary

[    ], 2026

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

Callodine Specialty Income Fund

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To be held [     ], 2026

Introduction

This Proxy Statement is being provided to you on behalf of the board of trustees (the “Board”) of the Callodine Specialty Income Fund (the “Fund”) in connection with the solicitation of proxies to be used at a special meeting (the “Special Meeting”) of shareholders of the Fund, to be held at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, at [ ] Eastern Time on [ ], 2026.

The Special Meeting has been called by the Board for the following purposes:

Proposal Number	Proposal Description
1	To approve a new sub-advisory agreement by and among the Fund, Callodine Capital Management, LP (“Callodine” or the “Investment Manager”), and Corrum Capital Management LLC (“Corrum Capital”), to engage Corrum Capital to provide investment advisory and other services to a portion of the assets of the Fund, as allocated to Corrum Capital by the Investment Manager (“Proposal 1”).
2	To approve the Fund’s utilization of and operation under a manager of managers exemptive order, which if obtained by application from the Securities and Exchange Commission (the “SEC”), will allow the Fund’s Investment Manager to enter into and materially amend affiliated and unaffiliated sub-advisory agreements with respect to the Fund in the future without shareholder approval, subject to prior approval by the Board of the Fund (“Proposal 2”).
3	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

You will find this Proxy Statement divided into four parts:

Part 1 Provides details on Proposal 1 and Proposal 2 (see starting on page [    ]).

Part 2 Provides information about ownership of shares of the Fund (see page [    ]).

Part 3 Provides information on proxy voting and the operation of the Special Meeting (see starting on page [    ]).

Part 4 Provides information on other matters (see page [    ]).

Please read the Proxy Statement before voting on the proposals. If you have any questions regarding the proposals or the voting process, please call [    ]. Representatives are available Monday through Friday, 9:00 a.m. to 5:00 p.m. Central time.

We anticipate that the Notice of the Special Meeting, this Proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders of the Fund beginning on or about [    ], 2026.

Annual and Semi-Annual Reports. The Fund’s most recent annual and semi-annual reports to shareholders are available at no cost. You may view these reports at the Fund’s website at www.callodinefunds.com. You may also request a report free of charge by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund at 1-833-701-2855.

Important Notice Regarding the Availability of Materials
for the Shareholder Meeting to be Held on [    ], 2026

The Proxy Statement for the Special Meeting (and additional soliciting material, if any) is available at [     ]

PART 1

DESCRIPTION OF PROPOSAL 1
APPROVAL OF SUB-ADVISORY AGREEMENT

Introduction

The current Investment Manager to the Fund, Callodine Capital Management, LP (“Callodine” or the “Investment Manager”), has recommended to the board of trustees (the “Board” and the members thereof, the “Trustees”) of the Fund the engagement of a new sub-adviser to assist the Investment Manager by managing a portion of the Fund’s assets, as allocated by the Investment Manager (the “Allocated Portion”) and pursue primarily private credit strategies through direct origination of private credit loans in the aviation and sports/entertainment industries.

At a meeting of the Board held on January 22, 2026, the Board, including a majority of the Trustees who are not “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), considered and approved a new sub-advisory agreement (the “Sub-Advisory Agreement”) by and among the Fund, the Investment Manager, and Corrum Capital Management LLC (“Corrum Capital” or the “Sub-Adviser”), subject to the approval of the Fund’s shareholders. The sub-advisory fees payable to Corrum Capital will be paid by Callodine, not by the Fund. Accordingly, the total management fees paid by the Fund will not change as a result of the Sub-Advisory Agreement.

Information About Corrum Capital

The Board is recommending that shareholders approve Corrum Capital as a new sub-adviser to the Fund. Corrum Capital is a private investment firm with more than 13 years of experience and approximately $1.4 billion in assets under management (“AUM”). Corrum Capital takes an active approach to asset backed, cashflow-oriented investing, with an emphasis on downside protection, low market correlation and diversifying characteristics, primarily within the music, entertainment, and sports industries and the aviation finance industry. Since inception in 2013, Corrum Capital has originated over $1.4 billion in loans globally within the music, entertainment, and sports industries and has invested in over $2.5 billion in assets in the aviation industry. Corrum Capital’s investors include corporate and public pension plans, endowments and foundations, insurance companies, family offices and fund-of-funds.

Corrum Capital does not serve as sub-adviser to any other funds with similar investment strategies and objectives to the Fund’s.

Factors Considered by the Trustees and their Recommendation

The Board is recommending that shareholders vote to approve the Sub-Advisory Agreement.

The Trustees considered and unanimously approved the Sub-Advisory Agreement at a meeting of the Board held on January 22, 2026. The Trustees reviewed and discussed written materials that were provided in advance of the meeting, as well as information presented at the meeting. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Sub-Advisory Agreement.

In recommending that shareholders vote to approve the Sub-Advisory Agreement, the Trustees reviewed and analyzed various factors they determined were relevant, including the factors enumerated below.

Nature, Extent, and Quality of Services. The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by the Sub-Adviser to the Fund under the Sub-Advisory Agreement, including the selection of Fund investments. It was noted that the Investment Manager and the Sub-Adviser are affiliated entities. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Sub-Adviser, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of the Sub-Adviser who would provide the investment advisory and/or administrative services to the Fund. The Board determined that the Sub-Adviser’s key personnel were well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also considered the Sub-Adviser’s compliance policies and procedures. The Board concluded that the overall quality of the advisory and administrative services to be provided by the Sub-Adviser was satisfactory.

Performance. The Board considered the investment experience of the Sub-Adviser, and the performance of other investment products that the Sub-Adviser managed. The Board noted that the Sub-Adviser did not manage any other products with similar investment objectives and strategies of the Fund as a whole, but concluded that the Sub-Adviser would be qualified to do so.

Fees and Expenses.  The Board reviewed the proposed structure of the sub-advisory fee rate to be paid to the Sub-Adviser, noting that the sub-advisory fee payable to the Sub-Adviser under the Sub-Advisory Agreement would be paid by the Investment Manager from the advisory fee and incentive fee, if applicable, that it receives from the Fund. The Board noted that the sub-advisory fee did not have breakpoints. The Board further noted the overall investment management fee would not change as a result of the addition of the Sub-Adviser. Accordingly, the Board determined that the proposed sub-advisory fee under the Sub-Advisory Agreement was reasonable.

Profitability and Economies of Scale. The Board considered the Sub-Adviser’s assets under management and discussed the Sub-Adviser’s responses regarding its financial condition. The Board also considered and reviewed pro-forma information concerning the estimated costs to be incurred and profits expected to be realized by the Sub-Adviser from its relationship with the Fund. The Board determined that the compensation to the Sub-Adviser was reasonable and the Sub-Adviser’s financial condition, as a whole, was adequate. The Board also noted that, given the Fund’s current size, and the Sub-Adviser’s investment methods, economies of scale were not present at this time.

Ancillary Benefits and Other Factors. The Board also discussed other benefits to be received by the Sub-Adviser from the management of the Fund, including reputational benefits. The Board noted that the Sub-Adviser did not have affiliations with the Fund’s transfer agent, administrator, custodian or distributor and therefore would not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the sub-advisory fee was reasonable in light of the fall-out benefits to the Sub-Adviser.

General Conclusion. Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve the Sub-Advisory Agreement. Accordingly, the Board, including a majority of the Independent Trustees, approved the Sub-Advisory Agreement and determined to recommend that shareholders approve the Sub-Advisory Agreement.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the Sub-Advisory Agreement.

Terms of the Sub-Advisory Agreement

A copy of the proposed Sub-Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary; however, all material terms of the Sub-Advisory Agreement have been included in this summary. You should refer to Exhibit A for the Sub-Advisory Agreement.

Sub-Advisory Services. Under the Sub-Advisory Agreement, Corrum Capital is appointed as the Sub-Adviser to act as an investment adviser for the Fund with respect to the portion of the assets of the Fund allocated to, and invested and managed by, the Sub-Adviser from time to time in the Investment Manager’s discretion (the “Allocated Portion”) and manages the investment and reinvestment of the Allocated Portion, subject to the supervision and oversight of the Investment Manager and the Board, and in accordance with the terms and conditions of the Sub-Advisory Agreement.

In furnishing services under the Sub-Advisory Agreement, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (a) the Fund’s Agreement and Declaration of Trust, By-Laws and/or other governing instruments, as the same may be hereafter modified and/or amended from time to time (“Governing Documents”); (b) the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time and provided to the Sub-Adviser; (c) the 1940 Act and the Investment Managers Act of 1940, as amended, and the rules under each, and all other federal and state laws or regulations and/or self-regulatory organization regulations applicable to the Fund, including, but not limited to, the Commodity Exchange Act, the rules of the National Futures Association, and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended; (d) the Fund’s compliance manual and other policies and procedures adopted from time to time by the Board and provided to the Sub-Adviser; and (e) written copies of other investment policies, guidelines and restrictions applicable to the Sub-Adviser’s management of the Allocated Portion provided to the Sub-Adviser by the Investment Manager or the Fund from time to time, which shall become effective at such time as agreed upon by both parties. Subject to the foregoing, the Sub-Adviser shall have full discretionary authority to manage the investment of the assets of the Allocated Portion.

Compensation of Corrum Capital. The sub-advisory fee payable to Corrum Capital by Callodine will be equal to, on a quarterly basis, 80% of the Investment Advisory Fee (as defined in the Investment Management Agreement) collected by the Fund with respect to the average daily net assets in the Allocated Portion, after giving effect to any applicable Fund fee waivers and expense limits and Fund expenses outside the expense limitation agreement, including without limitation distribution and shareholder servicing fees. Callodine will also pay Corrum Capital, on a quarterly basis, the lesser of: (i) 80% of the Incentive Fee (as defined in the Investment Management Agreement) calculated with respect to the Allocated Portion for the preceding quarter, if any; and (ii) 80% of the pro rata portion of the Incentive Fee paid by the Fund in the preceding quarter based on the Incentive Fee calculated with respect to the Allocated Portion as a portion of the Fund’s Incentive Fee for the preceding quarter, if any.

Duration and Termination. The Sub-Advisory Agreement provides that it will continue for a period of two years from its effective date, unless sooner terminated. Thereafter, if not terminated, the Sub-Advisory Agreement will continue in effect from year to year so long as such continuance is specifically approved at least annually by the Board, including by the vote of a majority of the Independent Trustees.

The Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Investment Manager and the Sub-Adviser, or by the Investment Manager or the Sub-Adviser on sixty (60) days’ written notice to the Fund and the other party. This Agreement will automatically terminate, without the payment of any penalty, (a) in the event of its assignment (as defined in the 1940 Act), or (b) in the event the Investment Management Agreement between the Investment Manager and the Fund is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the Fund’s affairs.

Expenses. The Sub-Advisory Agreement provides that the Corrum Capital, at its expense, shall furnish: (a) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel (including employees that monitor and value the Allocated Portion) required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (b) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under the Sub-Advisory Agreement.

Except to the extent contemplated by the Sub-Advisory Agreement, Corrum Capital will not be responsible for any costs, expenses, liabilities or losses of the Fund, including the fees paid to the Sub-Adviser under the Sub-Advisory Agreement or to any other sub-adviser of the Fund and all fees and expenses incurred by the Fund in connection with its organization and the offering of the Fund’s shares, including fees and expenses in connection with seeking the SEC’s approval of any exemptive relief contemplated in connection with the establishment or operations of the Fund.

Indemnification. The Sub-Advisory Agreement provides that Callodine and/or the Fund will indemnify to the fullest extent permitted by law, the Sub-Adviser, or any partner, member, manager, officer or employee of the Sub-Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against all losses arising out of the Sub-Advisory Agreement, except to the extent such claims arise out of such person’s willful misfeasance, gross negligence or reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Liability of Corrum Capital. The Sub-Advisory Agreement provides that, in the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, Corrum Capital shall not be subject to liability to the Fund, the Investment Manager or otherwise under the Sub-Advisory Agreement for any act or omission in the course of, or connected with, rendering services under the Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security, investment or other assets by the Fund, including, without limitation, for any error of judgment, for any mistake of law, for any act or omission by the Sub-Adviser or any affiliate of the Sub-Adviser or by the Investment Manager or any other sub-adviser of the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified.

Additional Information Pertaining to Corrum Capital

The following table sets forth the name, position, and principal occupation of each director and principal executive officer of Corrum Capital. Corrum Capital is owned by Corrum Capital Holdings, LLC.

Name	Principal Occupation at Corrum Capital	Address
Jason Cipriani	Chief Executive Officer	1300 S. Church Street Charlotte, NC 28203
Jonathan Mandle	Chief Investment Officer	1300 S. Church Street Charlotte, NC 28203
John Fulton	Managing Director	1300 S. Church Street Charlotte, NC 28203
Richard Romine	Chief Financial Officer and Chief Operating Officer	1300 S. Church Street Charlotte, NC 28203
Gregory Casey	Managing Director	1300 S. Church Street Charlotte, NC 28203
Amy Priebe	Chief Compliance Officer	1300 S. Church Street Charlotte, NC 28203
Stuart Heffner	Director	1300 S. Church Street Charlotte, NC 28203
Erin Olofson	Managing Director	1300 S. Church Street Charlotte, NC 28203

There were no brokerage commissions paid by the Fund to affiliated brokers of Corrum Capital for the fiscal year ended December 31, 2025.

As of the close of business on [    ] (the “Record Date”), no officer or Independent Trustee owns securities of, or any has other material direct or indirect interest in, Corrum Capital or any person controlling, controlled by or under common control with Corrum Capital. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended December 31, 2025, to which Corrum Capital, or any parent or subsidiary of Corrum Capital, or any parent or subsidiary of such entities, was a party.

Required Vote

As provided under the 1940 Act, approval of the Sub-Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting. The shareholders of the Fund will vote together as a single class.

FOR THE REASONS SET FORTH ABOVE, THE BOARD OF TRUSTEES OF THE FUND
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF
PROPOSAL 1.

DESCRIPTION OF PROPOSAL 2: APPROVE THE UTILIZATION OF AND OPERATION UNDER

A MANAGER OF MANAGERS EXEMPTIVE ORDER

Shareholders of the Fund are being asked to vote on a proposal to approve the Fund’s reliance on a manager of managers exemptive order, if obtained from the SEC, to enter into and amend sub-advisory agreements without shareholder approval, subject to prior approval by the Board.

Introduction

At a meeting of the Board held on January 22, 2026, the Board unanimously voted to approve the Fund’s reliance on a manager of managers exemptive order, if approved by shareholders. In general, Section 15(c) of the 1940 Act requires that an investment company must obtain shareholder approval prior to retaining a new sub-adviser or making material changes to an existing sub-advisory agreement. A manager of managers order, if obtained from the SEC, will permit the Fund and the Investment Manager to enter into a new sub-advisory agreement with any sub-adviser and materially change the terms of any sub-advisory agreement, without shareholder approval, but subject to the Board’s approval, including approval by a majority of the Independent Trustees.

Background and Reasons

The Board recommends a vote FOR Proposal 2 to approve the Fund’s reliance on a manager of managers exemptive order because the Board believes it could help the Fund avoid unnecessary proxy and related costs and provide the Fund with additional flexibility to achieve its investment objective and strategies. The process to proxy shareholders to obtain their approval of a new sub-advisory arrangement can take several months and increase Fund expenses. This could prevent or delay a sub-adviser change that the Investment Manager and the Board consider to be in the best interests of the Fund. Any new sub-advisory agreement, or material change to an existing sub-advisory agreement, will continue to be subject to Board review and approval. Changes made to sub-advisory agreements pursuant to the order would not increase the management fee payable by the Fund. The Investment Manager will monitor the performance of any sub-adviser hired on an ongoing basis. If shareholders do not approve reliance on a manager of managers order, then Proposal 2 will not be implemented, and the Investment Manager will continue to need to obtain approval from shareholders prior to entering into or materially amending sub-advisory agreements, and the Fund will incur proxy and related costs.

The Board, including the Independent Trustees, initially approved the application to the SEC for a manager of manager order at a meeting of the Board held on January 22, 2026. In evaluating the manager of managers order, the Board considered various factors, including that:

●	The manager of managers order, if obtained from the SEC, would enable the Investment Manager and the Board to act more quickly, and with less expense to the Fund, in appointing new sub-advisers when the Investment Manager and the Board believe that such appointment would be in the best interests of the Fund and its Shareholders;

●	The Investment Manager would continue to (i) set the Fund’s investment objective and strategies; (ii) monitor and evaluate the performance of the Fund’s sub-adviser(s); and (iii) implement procedures reasonably designed to ensure that the sub-adviser(s) comply with the Fund’s investment objective, policies, and restrictions; and

●	No sub-adviser could be appointed, or have its contract materially amended, without the Board’s approval and involvement.

The application for exemptive relief must be reviewed and approved by the SEC staff, and there is no guarantee that the Fund will receive the exemptive order applied for in any specific period of time, if at all.

THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.

PART 2

GENERAL INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on [   ], will be entitled to notice of, and to vote at, the Special Meeting. On [    ], the following shares of the Fund were outstanding and entitled to vote:

Class	Shares Outstanding and Entitled to Vote
Class I Shares
Class A Shares
Class C Shares

PART 3

INFORMATION ON PROXY VOTING AND THE SPECIAL MEETING

Who is Eligible to Vote

Shareholders of record of the Fund as of the close of business on [    ] (the “Record Date”) are entitled to vote on all of the Fund’s business at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to the shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposal. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Fund does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Fund’s Agreement and Declaration of Trust, shareholders owning in the aggregate 10% of the outstanding shares of all classes of the Fund have the right to call a meeting of shareholders to consider the removal of one or more Trustees. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Fund at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Proxies, Quorum and Voting at the Special Meeting

Shareholders may use the proxy card provided if they are unable to attend the Special Meeting in person or wish to have their shares voted by a proxy even if they do attend the Special Meeting. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Fund. The Fund’s secretary is Ms. Ann Maurer, and she may be reached at the following address: 235 W. Galena St., Milwaukee, WI 53212. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person. Shareholders do not have appraisal or any similar rights in connection with the proposal in this Proxy Statement.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposal described herein and will use their best judgment to vote on such other business as may properly come before the Special Meeting or any adjournment thereof.

If a beneficial owner doesn’t provide voting instructions to its broker, the broker is not permitted to give a proxy with respect to such beneficial owner’s shares, and accordingly such shares will not count as present for quorum purposes or for purposes of Section 2(a)(42) of the 1940 Act.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Shareholders may submit an “electronic” proxy over the internet in lieu of returning an executed proxy card. In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s proxy card and enter the control number set forth on the proxy card. Shareholders will be prompted to follow a simple set of instructions, which will appear on the website.

Mail. Shareholders may submit a paper proxy card using the accompanying postage-paid envelope.

Quorum. The presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the Shares of the Fund entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, shareholders may vote to adjourn the Special Meeting in order to solicit additional proxies. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As provided under the 1940 Act, approval of the proposed Sub-Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of the Fund. The Fund has engaged [ ] to provide proxy solicitation services and [ ] will serve as the proxy tabulator. The cost of such services will be borne by the Fund and therefore by the shareholders and is estimated to total approximately $[ ]. The Fund will bear these costs whether or not the proposals are approved by shareholders. The Fund expects that the solicitation will be primarily electronic or other means of communication, but may also include mail.

Ownership of the Fund

As of the Record Date, the current Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund or any class of the Fund. Each person that, to the knowledge of the Fund, owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the Record Date is listed in Exhibit B to this Proxy Statement.

Procedures for Shareholder Communications with the Board

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board of Trustees by addressing the communication directly to the Board (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustee(s)) and by sending the communication to the Fund’s address for the Trustee(s) at c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Other Business

While the Special Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are the matters stated in the attached Notice of the Special Meeting of Shareholders. However, if any additional matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Special Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters.

[    ], 2026

PART 4

OTHER MATTERS

OTHER MATTERS

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with each proxy card. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Proxy Statement by calling [ ] or writing to the Fund, c/o UMB Fund Services, 235 West Galena Street, Milwaukee, WI 53201. Copies of this Proxy Statement and the accompanying Notice of the Special Meeting (and any additional soliciting material, if any) are also available at [ ].

Other Service Providers

Distribution Services, LLC is the distributor (also known as principal underwriter) of the shares of the Fund and is located at 190 Middle Street, Suite 301, Portland, ME 04101.

UMB Fund Services, Inc. (“UMB”) located at 235 West Galena Street, Milwaukee, WI 53212, serves as the Fund’s administrator and provides administrative services to assist with the Fund’s operational needs. UMB also provides accounting services to the Fund and serves as the Fund’s distribution paying agent, transfer agent and registrar. UMB Bank, n.a., located at 1010 Grand Blvd., Kansas City, MO 64106, serves as custodian for the Fund.

Fiscal Year

The fiscal year-end of the Fund is December 31.

EXHIBIT A

FORM OF PROPOSED SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made this ___ day of _____________, 2026, by and among Callodine Specialty Income Fund, a Delaware statutory trust (the “Fund”), Callodine Capital Management, LP, a Delaware limited partnership (the “Investment Manager”), and Corrum Capital Management LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has entered into an investment management agreement (the “Investment Management Agreement”) dated February 10, 2025 with the Fund;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees of the Fund (the “Board”, and each Board member individually a “Trustee”, and together, the “Trustees”) and the Investment Manager desire to retain the Sub-Adviser to render investment advisory and other services to a portion of the assets of the Fund allocated to the Sub-Adviser, in the manner and on the terms hereinafter set forth;

WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain sub-advisers; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Investment Manager and the Fund;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Fund, the Investment Manager, and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER.

The Investment Manager hereby appoints the Sub-Adviser to act as an investment adviser for the Fund with respect to the portion of the assets of the Fund allocated to, and invested and managed by, the Sub-Adviser from time to time in the Investment Manager’s discretion (the “Allocated Portion”), subject to the supervision and oversight of the Investment Manager and the Board, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager except as expressly authorized in this Agreement or another writing by the Fund, the Investment Manager and the Sub-Adviser.

2.	ACCEPTANCE OF APPOINTMENT.

The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The assets of the Fund will be maintained in the custody of a custodian in accordance with the 1940 Act (who shall be identified by the Investment Manager in writing) (the “Custodian”). The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the Custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser that violate the Sub-Adviser’s standard of care in this Agreement.

3.	DELIVERY OF DOCUMENTS.

a.	The Fund has furnished or will furnish to the Sub-Adviser copies of each of the following documents:

i.	the Agreement and Declaration of Trust of the Fund as in effect on the date hereof;

ii.	the By-Laws of the Fund in effect on the date hereof;

iii	the resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser for the Allocated Portion and approving the form of this Agreement;

iv.	the Code of Ethics (as defined below) of the Fund as currently in effect; and

v.	current copies of the Fund’s Prospectus and Statement of Additional Information.

The Fund shall furnish the Sub-Adviser with copies of all material amendments of or material supplements to the foregoing, if any, as soon as reasonably practicable.

b.	The Sub-Adviser has furnished or will furnish the Fund and the Investment Manager with copies of each of the following documents:

i.	the Sub-Adviser’s most recent Form ADV;

ii.	the Sub-Adviser’s most recent unaudited balance sheet;

iii.	separate lists of persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to the Custodian and accounting agent of the Fund’s assets;

iv.	the Code of Ethics (defined below) of the Sub-Adviser as currently in effect;

v.	the Sub-Adviser’s proxy voting policies as currently in effect, if applicable;

vi.	the Sub-Adviser’s pricing and valuation procedures as currently in effect;

vii.	any exemptive order granted to the Sub-Adviser by the Securities and Exchange Commission (the “SEC”) or any other regulatory body that will be relied upon by the Sub-Adviser in connection with its services to the Fund; and

viii.	complete and accurate copies of any compliance manuals, trading, commission and other reports, insurance policies, and such other management or operational documents as the Investment Manager may reasonably request in writing (on behalf of itself or the Board) in assessing the Sub-Adviser

The Sub-Adviser shall furnish the Fund and the Investment Manager from time to time with copies of all amendments of or supplements to the Sub-Adviser’s pricing and valuation procedures within thirty (30) days of such amendments or supplements becoming effective. With respect to the other documents requested above, the Sub-Adviser shall furnish the Fund and the Investment Manager from time to time with copies of all material amendments of or material supplements to the foregoing, if any, within thirty (30) days of the time such materials became available to the Sub-Adviser.

Additionally, the Sub-Adviser shall provide to the Fund and the Investment Manager such other documents relating to its services under this Agreement as the Fund or the Investment Manager may reasonably request from time to time.

4.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE FUND.

As an investment adviser to the Fund, the Sub-Adviser shall, subject to the supervision and oversight of the Board and the Investment Manager, manage the investment and reinvestment of the Allocated Portion.

As part of the services it will provide hereunder, the Sub-Adviser will:

a.	advise the Investment Manager and the Fund in connection with investment policy decisions to be made by it regarding the Fund and, upon request, furnish the Investment Manager and the Fund with research, economic and statistical data in connection with the Fund’s investments and investment policies;

b.	formulate and implement a continuous investment program for the Allocated Portion as set forth in the Fund’s Prospectus and Statement of Additional Information;

c.	take whatever steps are necessary to implement the investment program for the Allocated Portion by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Fund as necessary for the appropriate implementation of the investment program of the Allocated Portion;

d.	keep the Trustees of the Fund and the Investment Manager fully informed in writing on an ongoing basis as agreed by the Investment Manager and the Sub-Adviser as to (i) all material facts concerning the investment and reinvestment of the Allocated Portion and (ii) the Sub-Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Investment Manager or the Trustees of the Fund; and attend meetings with the Investment Manager and/or the Trustees, as reasonably requested, to discuss the foregoing;

e.	subject to the Board’s ultimate authority and responsibility to determine the valuation of the Fund’s assets and in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide the Sub-Adviser’s determination of the fair value of all securities and other investments/assets within the Allocated Portion in accordance with the Sub-Adviser’s pricing and valuation procedures and provide all necessary assistance and information to the Investment Manager and the Board to allow the Investment Manager and the Board to oversee and review (i) the valuation methodologies used by the Sub-Adviser and its valuation agents and (ii) the historical accuracy of the valuations determined by the Sub-Adviser.;

f.	to the extent reasonably requested by the Fund or the Investment Manager, use its best efforts to assist the Chief Compliance Officer of the Fund in respect of Rule 38a-1 under the 1940 Act including, without limitation, providing the Chief Compliance Officer of the Fund or the Investment Manager with, upon request, (i) current copies of the compliance policies and procedures of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto), (ii) reports of any violations of the Sub-Adviser’s compliance policies and procedures that occurred in connection with the provision of services to the Fund, (iii) a copy of the Sub-Adviser’s annual compliance report as required by Rule 206(4)-7 of the Advisers Act, (iv) copies of any correspondence between the Sub-Adviser and a regulatory agency in connection with regulatory examinations or proceedings relating to the provision of services to the Fund, and (v) a certificate of the Chief Compliance Officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1) with respect to the services the Sub-Adviser provides to the Fund;

g.	comply with all procedures and policies adopted by the Board in compliance with applicable law, including without limitation, Rules 10f-3, 12d3-1, 17a-7, 17e-1, 17j-1, and 23c-3 under the 1940 Act (together, “Fund Procedures”), provided to the Sub-Adviser by the Investment Manager or the Fund and notify the Investment Manager as soon as reasonably practicable upon (i) detection of any breach of such Fund Procedures or (ii) determination that a Fund Procedure conflicts with a procedure adopted by the Sub-Adviser;

h.	maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Investment Manager and the Fund, including any amendments thereto, and institute and enforce procedures reasonably necessary to prevent “access persons,” as such term is defined in as such term is defined in Rule 17j-1, from violating its Code of Ethics;

i.	promptly complete and return to the Fund’s Chief Compliance Officer, Investment Manager or the Fund any compliance questionnaires or other inquiries submitted to the Sub-Adviser in writing;

j.	furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of approving this Agreement, the renewal thereof or any amendment hereto;

k.	maintain all accounts, books and records with respect to the Allocated Portion as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and Advisers Act and the rules thereunder and the Fund Procedures;

l.	cooperate with and provide reasonable assistance to the Investment Manager, the Fund’s administrator, the Custodian and foreign custodians, the Fund’s transfer agent and pricing agents and all other agents and representatives of the Fund and the Investment Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Investment Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each such person so as to promote the efficient exchange of information; and

m.	review the Fund’s Prospectus, Statement of Additional Information, periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing (together, the “SEC Filings”)) and the Sub-Adviser Disclosure (as defined below) in advertising and sales material relating to the Fund (the “Marketing Documents” and, collectively with the SEC Filings, the “Disclosure Documents”) in order to ensure that, solely with respect to the disclosure about the Sub-Adviser, the manner in which the Sub-Adviser manages the Allocated Portion and information relating directly or indirectly to the Sub-Adviser (the “Sub-Adviser Disclosure”), such Disclosure Documents, solely with respect to the Sub-Adviser Disclosure, contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make, in light of the circumstances under which they are made, the statements therein not misleading. The Fund and the Investment Manager shall provide copies of all SEC Filings to the Sub-Adviser at least a reasonable period of time in advance of use. The Fund and the Investment Manager shall provide all Marketing Documents to the Sub-Adviser at least a reasonable period in advance of use for the Sub-Adviser’s review if such Marketing Document contains any changes to the Sub-Adviser Disclosure from a version that the Sub-Adviser had previously reviewed and approved. The Fund and the Investment Manager agree to amend the Sub-Adviser Disclosure at other times upon the reasonable request of the Sub-Adviser.

On occasions when the Sub-Adviser deems the purchase of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser and when permitted by applicable law, allocation of the securities so purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner which the Sub-Adviser considers to be fair and equitable, consistent with its fiduciary obligations to the Fund and to its other clients over time and consistent with applicable law. The Investment Manager agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund. The Investment Manager also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to recommend for purchase for the Fund any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (a) the Fund’s Agreement and Declaration of Trust, By-Laws and/or other governing instruments, as the same may be hereafter modified and/or amended from time to time (“Governing Documents”); (b) the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Sub-Adviser; (c) the 1940 Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations and/or self-regulatory organization regulations applicable to the Fund, including, but not limited to, the Commodity Exchange Act, the rules of the National Futures Association, and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended; (d) the Fund’s compliance manual and other policies and procedures adopted from time to time by the Board and provided to the Sub-Adviser; and (e) written copies of other investment policies, guidelines and restrictions applicable to the Sub-Adviser’s management of the Allocated Portion provided to the Sub-Adviser by the Investment Manager or the Fund from time to time, which shall become effective at such time as agreed upon by both parties. Subject to the foregoing, the Sub-Adviser shall have full discretionary authority to manage the investment of the assets of the Allocated Portion. Without limiting the foregoing powers, the Sub-Adviser shall have all specific rights and power to do the following on behalf of the Allocated Portion:

a.	acquire, hold, manage, vote, own and dispose of loans, equity securities and any other assets held by the Allocated Portion;

b.	review, select, analyze, structure, negotiate and close investment transactions and their related agreements, instruments and other documents, and in connection with such investment transactions, enter into, execute, assist in the preparation of, deliver and consummate all agreements, instruments and other documents, including credit agreements, collateral agreements, security agreements, and other similar agreements;

c.	provide service on committees of, and in other capacities with, issuers of and obligors on investments and other assets of the Allocated Portion (including on creditors’ committees), vote with respect to investments and other assets of the Allocated Portion whether in person, by proxy, consent or otherwise;

d.	monitor, supervise and direct the investments of the Allocated Portion and dispose of them in such manner and at such times as the Sub-Adviser determines;

e.	initiate, participate in and settle judicial, arbitration, administrative or similar proceedings to protect the assets of the Allocated Portion, enforce the Fund’s rights or otherwise defend the interests of the Fund with respect to the Allocated Portion;

f.	cooperate with persons or entities engaged by the Fund to render services to the Fund, including without limitation, attorneys, accountants, custodians, investment brokers or finders, investment bankers, appraisers, loan servicers, and business advisors;

g.	employ techniques to hedge portfolio risk (but not for speculative purposes) including, without limitation, through the use of options, forward and futures contracts and other instruments (relating to securities, currencies or other assets);

h.	take whatever steps are required by governmental authorities having jurisdiction over the Fund or its assets; and

i.	take such other actions as may be necessary or advisable in connection with the foregoing.

Without limiting the foregoing powers, the Sub-Adviser, by delegation from the Investment Manager, shall also have specific rights and power to do the following on behalf of the Fund, subject to the approval of the Board to the extent required by the 1940 Act and/or the Fund’s policies and procedures:

j.	obtain financing, borrow money, incur indebtedness, issue guarantees, mortgage, pledge, loan, impose liens upon and grant security interests in all or any part of the Fund’s assets; execute promissory notes, loan, pledge or security agreements, or other agreements, documents and instruments in connection therewith.

5.	PROXY VOTING.

The Investment Manager hereby delegates to the Sub-Adviser the Investment Manager’s discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion of the Fund, provided however, that the Fund may request that the Sub-Adviser vote proxies for the Allocated Portion in accordance with the Fund’s proxy voting policies. Absent specific instructions to the contrary provided to it by the Investment Manager or the Fund, and subject to its receipt of all necessary voting materials, the Sub-Adviser shall vote all proxies with respect to investments of the Fund in accordance with the Sub-Adviser’s proxy voting policy as most recently provided to the Investment Manager and the Fund.

The Sub-Adviser’s proxy voting policies shall comply with any rules or regulations promulgated by the SEC.

The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Adviser’s voting procedures, of the Sub-Adviser’s actual votes, and such other information required for the Fund to comply with any rules or regulations promulgated by the SEC. The Sub-Adviser shall supply updates of this record to the Investment Manager or any authorized representative of the Investment Manager, or to the Fund on a quarterly basis (or more frequently, upon the reasonable request of the Investment Manager). The Sub-Adviser shall provide the Investment Manager and the Fund with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion.

6.	NOTIFICATION.

The Sub-Adviser agrees that it will provide prompt notice to the Investment Manager and the Fund about developments relating to its duties as Sub-Adviser of which the Sub-Adviser has, or should have, knowledge that would materially affect the Fund or the ability of the Sub-Adviser to perform its obligations under this Agreement. Without limiting the foregoing, the Sub-Adviser agrees to provide the Investment Manager and the Fund with prompt written notification of:

a.	The occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise;

b.	Any proposed transaction or other event that could reasonably be expected to result in an assignment of this Agreement within the meaning of the 1940 Act;

c.	Any anticipated or otherwise reasonably foreseeable material change in the ownership or any change of control of the Sub-Adviser within a reasonable time prior to such change being effected;

d.	Any material changes in senior management, operations, or financial condition of the Sub-Adviser’s firm;

e.	Any material changes in the employment status of key investment management personnel involved in the management of the Fund;

f.	Any material changes in the investment process used to manage the Fund;

g.	Any modification or other amendment to the Sub-Adviser’s valuation procedures;

h.	Any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its obligations under this Agreement, including, without limitation, the bankruptcy or insolvency of the Sub-Adviser;

i.	Any material violation of applicable law (including a felony conviction or U.S. federal or state securities law indictment or conviction) by the Sub-Adviser, an affiliate of the Sub-Adviser, or any of their respective directors, principals, partners, members, managers, officers, or key investment management personnel;

j.	Any breach of fiduciary duty to the Fund by the Sub-Adviser, an affiliate of the Sub-Adviser, or any of their respective directors, principals, partners, members, managers, officers, or employees;

k.	Any breach of any material provisions of this Agreement by the Sub-Adviser, an affiliate of the Sub-Adviser, or any of their respective directors, principals, partners, members, managers, officers, or employees;

l.	Any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, in which the Sub-Adviser, any affiliate of the Sub-Adviser, and/or any key personnel of the Sub-Adviser are named parties if such lawsuit or legal proceeding (i) involves the affairs of the Fund (provided, however, that routine regulatory examinations shall not be required to be reported by this provision) or (ii) is reasonably likely to have a material adverse effect on such person’s ability to perform its obligations under this Agreement;

m.	The commencement of any formal investigation of the Sub-Adviser, any affiliate of the Sub-Adviser, and/or any key personnel of the Sub-Adviser by the SEC or any other regulatory authority or administrative body that involves an allegation of a material violation of law by any such person and the outcome, when resolved, of any such investigation; or

n.	Any other event that is likely to have a material adverse effect on the Sub-Adviser’s ability to perform its obligations under this Agreement.

The Sub-Adviser shall immediately forward, upon receipt, to the Investment Manager any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that relates to the Fund.

The Investment Manager agrees that it will provide prompt notice to the Sub-Adviser about developments relating to the Fund of which Investment Manager has knowledge that would materially affect the Fund or the ability of the Investment Manager to perform its obligations under this Agreement or the Investment Management Agreement. Without limiting the foregoing, the Investment Manager agrees to provide the Sub-Adviser with prompt written notification of: (i) any breach of any material provision of this Agreement or the Investment Management Agreement by the Investment Manager, an affiliate of the Investment Manager, or any of their respective directors, principals, partners, members, managers, officers, or employees; (ii) the occurrence of any event that would disqualify the Investment Manager from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise; (iii) any action, suit, proceeding, or investigation, at law or in equity, before or by any court, public board or body in which the Investment Manager, any affiliate of the Investment Manager, and/or any key personnel of the Investment Manager are named parties if such lawsuit or legal proceeding (A) involves the affairs of the Fund (provided, however, that routine regulatory examinations shall not be required to be reported by this provision) or (B) is reasonably likely to have a material adverse effect on the Investment Manager’s ability to perform its obligations under this Agreement or the Investment Management Agreement; (iv) any imminent change in control (as such term is defined in the 1940 Act) of the Investment Manager; and (v) any imminent transaction or other event that could reasonably be expected to result in an assignment of this Agreement or the Investment Management Agreement within the meaning of the 1940 Act. The Investment Manager further agrees to notify the Sub-Adviser promptly if it becomes aware that any statement regarding the Investment Manager or the Fund contained in the Fund’s registration statement, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

7.	CONSULTATION WITH OTHER SUB-ADVISERS.

In performance of its duties and obligations under this Agreement, the Sub-Adviser may consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund as permitted by the Fund Procedures. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the Allocated Portion.

8.	REPRESENTATIONS OF THE SUB-ADVISER.

The Sub-Adviser represents, warrants and agrees that:

a.	The Sub-Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect.

b.	The Sub-Adviser (i) has all requisite power and authority to enter into and perform its obligations under this Agreement and (ii) has taken all necessary corporate action to authorize its execution, delivery, and performance of this Agreement. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its affiliates are a party.

c.	Neither the Sub-Adviser nor any “affiliated person” of it, as such term is defined in Section 2(a)(3) of the 1940 Act, is subject to any disqualification that would make it unable to serve as an investment adviser to a registered investment company under Section 9 of the 1940 Act. The Sub-Adviser (i) is not otherwise prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement and (ii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements or the applicable requirements of any regulatory or industry self-regulatory agency (including any licensing or registration requirements), necessary to be met in order to perform the services contemplated by this Agreement.

d.	The Sub-Adviser is currently in compliance, in all material respects and shall at all times continue to comply in all material respects, with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

e.	The Sub-Adviser agrees to maintain errors and omissions insurance coverage in an amount not less than its current level of coverage and shall provide written notice to the Fund (i) of any material changes in its insurance policies or insurance coverage or (ii) of any material claims made on its insurance policies. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Fund with any information it may reasonably require concerning the amount of or scope of such insurance.

f.	Except as otherwise specified herein, the Sub-Adviser will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of the Fund and the Investment Manager.

9.	REPRESENTATIONS OF THE INVESTMENT MANAGER.

The Investment Manager represents, warrants and agrees that:

a.	The Investment Manager is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect.

b.	The Investment Manager (i) has all requisite power and authority to enter into and perform its obligations under this Agreement and (ii) has taken all necessary corporate action to authorize its execution, delivery, and performance of this Agreement. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Investment Manager or any of its affiliates are a party.

c.	The Investment Manager has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund as contemplated hereby.

10.	REPRESENTATIONS OF THE FUND.

The Fund represents, warrants and agrees that it (a) has all requisite power and authority to enter into and perform its obligations under this Agreement and (b) has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which the Fund or any of its affiliates are a party. The Fund represents that the Disclosure Documents (other than the Sub-Adviser Disclosure) when viewed in their entirety contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make, in light of the circumstances under which they are made, the statements therein not misleading.

11.	EXPENSES AND COMPENSATION OF THE SUB-ADVISER.

The Sub-Adviser, at its expense, shall furnish: (a) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel (including employees that monitor and value the Allocated Portion) required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (b) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. In addition, with respect to the operation of the Fund, the Sub-Adviser shall be responsible for (i) the reasonable costs of any special Board meeting or shareholder meeting specifically requested by, and convened for the primary benefit of, the Sub-Adviser or, if such special Board meeting or shareholder meeting includes one or more agenda or discussion items that are not for the primary benefit of the Sub-Adviser, then the Sub-Adviser will be responsible for only its pro-rata share of such costs as determined in good faith by the Sub-Adviser and the Fund; (ii) the Sub-Adviser’s costs for the Sub-Adviser’s in-person attendance at one Fund Board meeting each year, the date of such Board meeting to be agreed to by the Investment Manager, the Sub-Adviser and the Fund; and (iii) subject to Section 13 (including the exculpation provisions therein), reasonable expenses incurred by the Fund in responding to a legal, administrative, judicial or regulatory action, claim, or suit unrelated to the Fund but resulting from the actions or omissions of the Sub-Adviser to which neither the Fund nor the Investment Manager is a party.

Except to the extent contemplated by this Agreement, the Sub-Adviser will not be responsible for any costs, expenses, liabilities or losses of the Fund, including the fees paid to the Sub-Adviser as set forth below or to any other sub-adviser of the Fund and all fees and expenses incurred by the Fund in connection with its organization and the offering of the Fund’s shares, including fees and expenses in connection with seeking the Securities and Exchange Commission’s approval of any exemptive relief contemplated in connection with the establishment or operations of the Fund.

In addition, the Sub-Adviser shall not be responsible for any costs or reasonable out-of-pocket expenses directly arising out of the following investment related operations of the Fund with respect to the Allocated Portion: (x) reasonable research and due diligence expenses relating to the selection of investments (including expenses of news and quotation subscriptions, market or industry research, consultants or experts directly related to the Allocated Portion); (xi) reasonable legal, third party consultant, and investment-related software and databases expenses incurred in relation to entering into, the reviewing, monitoring and or administration of the investments (including expenses of engaging third party valuation consultants and agents and expenses of loan administration with non-affiliates); (xii) out-of-pocket costs directly relating to investment transactions that are not consummated; (xiii) other investment-related expenses, such as, brokerage commissions, custody fees, interest, administrative, servicing and other similar fees and expenses, and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments or any expenses relating to leverage or indebtedness of the Allocated Portion (including any interest thereon) including investment-related software and databases relating thereto; (xiv) reasonable litigation costs and expenses, judgments and settlements directly related to the preservation of the value of the investment; (xv) all taxes, fees or other governmental charges required to be paid or withheld with respect to assets of the Allocated Portion; (xvi) reasonable expenses incurred by the Sub-Adviser in responding to a legal, administrative, judicial or regulatory action, claim, or suit relating to the Fund; (xvii) ad hoc expenses directly related to the Allocated Portion incurred at the specific request of the Investment Manager or Board of Trustees; and (xviii) any fees and expenses in connection with seeking the SEC’s approval of any exemptive relief (or amending existing exemptive relief) contemplated in connection with the Sub-Adviser’s management of the Allocated Portion.

Subject to Section 13 (including the exculpation provisions therein), the Fund shall pay reasonable expenses incurred by the Sub-Adviser in responding to a legal, administrative, judicial or regulatory action, claim, or suit unrelated to the Sub-Adviser but resulting from the actions or omissions of the Fund or the Investment Manager, to which the Sub-Adviser is not a party.

The Fund shall pay all costs, fees and expenses incurred on behalf of the Fund in connection with the termination of this Agreement, including any related legal and accounting fees and expenses.

For the services provided and the expenses assumed pursuant to this Agreement, the Fund shall pay to the Sub-Adviser compensation as set forth on Appendix A hereto.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

12.	STATUS OF SUB-ADVISER.

The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

13.	LIMITATION OF LIABILITY; STANDARD OF CARE; AND INDEMNIFICATION OF SUB-ADVISER.

The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) only of Disclosure Documents furnished to and approved by the Sub-Adviser by the Investment Manager or the Fund, and only with respect to the Sub-Adviser Disclosure approved by the Sub-Adviser in such Disclosure Documents.

In the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Sub-Adviser and any partner, member, manager, director, officer or employee of the Sub-Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, shall not be subject to liability to the Fund, the Investment Manager or otherwise under this Agreement for any act or omission in the course of, or connected with, rendering services hereunder or for any claim, loss, damage, liability, reasonable cost, or reasonable expense (including reasonable attorney’s fees, judgments, and other related expenses in connection therewith and amounts paid in defense and settlement thereof) (individually, the “Liability,” and collectively, the “Liabilities”) that may be sustained in the purchase, holding or sale of any security, investment or other assets by the Fund, including, without limitation, for any error of judgment, for any mistake of law, for any act or omission by the Sub-Adviser or any affiliate of the Sub-Adviser or by the Investment Manager or any other sub-adviser of the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

The Sub-Adviser shall indemnify, to the fullest extent permitted by law, the Fund, the Investment Manager, and all controlling persons of the Fund (as described in Section 15 of the Securities Act of 1933, as amended), against any Liabilities to which the person may be liable that (i) arises out of or based upon any untrue statement of a material fact contained in any Disclosure Document or the omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Sub-Adviser Disclosure; or (ii) results from the Sub-Adviser’s willful misfeasance or gross negligence in connection with the performance of the Sub-Adviser’s obligations under this Agreement, or from the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement. The rights of indemnification provided under this Section 13 shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 13 to the fullest extent permitted by law. This indemnification obligation shall survive the termination of this Agreement.

In the absence of its own willful misfeasance, gross negligence or reckless disregard of the obligations hereunder on the part of the Investment Manager or the Fund, as applicable, the Investment Manager, the Fund, and their respective partners, members, managers, directors, officers and employees, and their respective affiliates, executors, heirs, assigns, successors and other legal representatives shall not be subject to liability to the Sub-Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation, for any error of judgment, for any mistake of law, for any act or omission by the Investment Manager, the Fund, the Sub-Adviser or any affiliate of the Sub-Adviser, or any other sub-adviser of the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

The Investment Manager shall indemnify, to the fullest extent permitted by law, the Sub-Adviser, or any partner, member, manager, officer or employee of the Sub-Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any Liability to which the person may be liable that arises or results from this Agreement or the performance of any services under this Agreement, so long as such Liabilities did not arise primarily from such person’s willful misfeasance, gross negligence or reckless disregard of its obligations and duties under this Agreement. The rights of indemnification provided under this Section 13 shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 13 to the fullest extent permitted by law. This indemnification obligation shall survive the termination of this Agreement. Subject to its fiduciary duties to the Fund, the Investment Manager shall use its best efforts to pursue any indemnity claims against the Fund that the Investment Manager has (and any applicable insurance provided by the Fund and Investment Manager) in connection with the payment of the foregoing indemnification.

The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved or that Sub-Adviser’s management of the Allocated Portion will be successful. The Fund and Investment Manager understand that investment decisions made for the Allocated Portion by the Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

14.	PERMISSIBLE INTERESTS.

Trustees, agents, and interest holders of the Fund are or may be interested in the Sub-Adviser (or any successor thereof) as members, managers, officers, or interest holders, or otherwise; members, managers, officers, agents, and interest holders of the Sub-Adviser are or may be interested in the Fund as Trustees, interest holders or otherwise; and the Sub-Adviser (or any successor) is or may be interested in the Fund as an interest holder or otherwise.

15.	BOOKS AND RECORDS.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records in the event of termination of this Agreement or upon the Fund’s or the Investment Manager’s request, provided, however, that the Sub-Adviser may retain copies of any records to the extent required for it to comply with applicable laws. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Sub-Adviser has no responsibility for the maintenance of the records of the Fund, except as otherwise provided herein, required by applicable law or regulation or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Fund, or its Board the information required to be supplied under this Agreement.

16.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES.

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Fund is required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Fund, the Sub-Adviser agrees to use its commercially reasonable efforts to assist the Fund in complying with the Sarbanes-Oxley Act and implementing the Fund’s disclosure controls and procedures. The Sub-Adviser agrees to inform the Fund of any material development related to the Fund that the Sub-Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

17.	COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS.

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

18.	NONPUBLIC PERSONAL INFORMATION; CONFIDENTIALITY.

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its affiliates and their respective officers, directors, partners, members, and employees (a) to treat confidentially and as proprietary information of the Fund (i) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (ii) any “Non-public Personal Information,” as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (b) except after prior notification to and approval in writing by the Fund, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Fund and communicated in writing to the Sub-Adviser.

Each party to this Agreement shall keep confidential all Confidential Information (defined below) concerning the other parties and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing parties have authorized such disclosure or if such disclosure is compelled by subpoena or is expressly required or requested by applicable federal or state laws, regulations, or regulatory authorities. A receiving party may disclose or disseminate the disclosing party’s Confidential Information to its officers, directors, partners, members, employees and agents that have a legitimate need to know such Confidential Information in order to assist the receiving party in performing its obligations under this Agreement. The receiving party shall advise all such foregoing persons of the receiving party’s obligations of confidentiality and non-use under this Agreement, and the receiving party shall be responsible for ensuring compliance by such persons with such obligations.

Each party shall take commercially reasonable steps to prevent unauthorized access to each other party’s Confidential Information. In addition, each party shall promptly notify the other parties in writing upon learning of any unauthorized disclosure or use of another party’s Confidential Information by such party or its agents.

The term “Confidential Information,” as used herein, means any of a party’s proprietary or confidential information including, without limitation, any Non-public Personal Information of such party, its affiliates, their respective clients or suppliers, or other persons with whom they do business, that is disclosed, directly or indirectly, to the other party by or on behalf of the disclosing party, whether in writing, orally or by other means and whether or not such information is marked as confidential. Confidential Information shall not include information that was (a) rightfully acquired by such receiving party from third parties whom such receiving party reasonably believes are not under an obligation of confidentiality to the other party to which the Confidential Information relates; (b) placed in public domain prior to or after the date of this Agreement without a violation of this Agreement by such receiving party or its affiliates; or (c) independently developed by such receiving party without reference or reliance upon the nonpublic information. In addition, with respect to the Sub-Adviser and the Investment Manager only, “Confidential Information” shall not include any information that had been or will be provided by the Sub-Adviser or its affiliates to the Investment Manager that is not specifically related to the purpose of this Agreement or the Fund, including without limitation, any information provided in connection with the Sub-Adviser’s or its affiliates’ other funds, accounts or products.

Each party acknowledges and agrees that due to the unique nature of Confidential Information there can be no adequate remedy at law for any breach of its obligations under this Section 18, that any such breach or threatened breach may allow a party or third parties to unfairly compete with the other party resulting in irreparable harm to such party, and therefore, that upon any such breach or any threat thereof, each party will be entitled to appropriate temporary (until the matter may be resolved) equitable and injunctive relief from a court of competent jurisdiction without the necessity of proving actual loss.

The provisions of this Section 18 shall survive any termination of this Agreement.

19.	DURATION OF AGREEMENT.

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (a) by a vote of a majority of those Trustees of the Fund who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Fund’s outstanding voting securities. This Agreement, unless sooner terminated as provided herein, shall remain in effect until __________ ___, 2028, and thereafter, may continue in effect only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Board who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of the Fund fail to approve the Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

20.	TERMINATION OF AGREEMENT.

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Investment Manager and the Sub-Adviser, or by the Investment Manager or the Sub-Adviser on sixty (60) days’ written notice to the Fund and the other party. This Agreement will automatically terminate, without the payment of any penalty, (a) in the event of its assignment (as defined in the 1940 Act), or (b) in the event the Investment Management Agreement between the Investment Manager and the Fund is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the Fund’s affairs.

21.	ASSIGNMENT.

Any assignment (as that term is defined in the 1940 Act) of this Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 20 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

22.	NOTICE.

Any notice required or permitted to be given by any party to another shall be deemed sufficient if given in person or sent by delivery service or registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice:

If to the Investment Manager:

Callodine Capital Management, LP

Attn: James Morrow

Two International Place, Suite 1830

Boston, MA 02110

If to the Sub-Adviser:

Corrum Capital Management LLC

Attn: Jason Cipriani

1300 South Church Street

Charlotte, NC 28203

If to the Fund:

Callodine Specialty Income Fund

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

23.	SEVERABILITY AND ENTIRE AGREEMENT.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.

24.	GOVERNING LAW.

This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

25.	AMENDMENT.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

26.	COUNTERPARTS.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by electronic transmission (which shall include facsimile or email) and shall be binding upon the parties so transmitting their signatures.

27.	HEADINGS.

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

28.	INTERPRETATION.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

29.	NO THIRD PARTY BENEFICIARIES.

The parties hereto acknowledge and agree that this Agreement is intended solely for the benefit of the parties hereto and any natural person or entity obtaining rights hereunder as an indemnitee and that there shall be no third party beneficiaries to this Agreement, either express or implied.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective as of the day and year first written above.

CALLODINE CAPITAL MANAGEMENT, LP

By:
Name:
Title:

CORRUM CAPITAL MANAGEMENT LLC

By:
Name:
Title:

CALLODINE SPECIALTY INCOME FUND

By:
Name:
Title:

APPENDIX A

Sub-Adviser Compensation

Sub-advisory fee:

On a quarterly basis, 80% of the Investment Advisory Fee (as defined in the Investment Management Agreement) collected by the Fund with respect to the average daily net assets in the Allocated Portion, after giving effect to any applicable Fund fee waivers and expense limits and Fund expenses outside the expense limitation agreement, including without limitation distribution and shareholder servicing fees

Sub-advisory incentive fees:

On a quarterly basis, the lesser of:

(i)	80% of the Incentive Fee (as defined in the Investment Management Agreement) calculated with respect to the Allocated Portion for the preceding quarter, if any; and

(ii)	80% of the pro rata portion of the Incentive Fee paid by the Fund in the preceding quarter based on the Incentive Fee calculated with respect to the Allocated Portion as a portion of the Fund’s Incentive Fee for the preceding quarter, if any

EXHIBIT B

5% OR GREATER OWNERSHIP OF SHARES

The following table identifies those investors known to the Fund to own beneficially or of record 5% or more of the voting securities of a class of the Fund’s shares as of [    ]. Any shareholder that owns 25% or more of the outstanding shares of the Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling the Fund or a class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Class I Shares	[ ]	[ ]	[ ]
Class A Shares	[ ]	[ ]	[ ]
Class C Shares	[ ]	[ ]	[ ]

As of the Record Date, the Trustees and officers of the Fund, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.

B-1

PROXY	PROXY

Callodine Specialty Income Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [     ], 2026

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the “Fund”) hereby appoints Joshua Deringer, Stacie Lamb, and Ya Wang, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the special meeting of shareholders (the “Meeting”) to be held on [ ], 2026 at [ ], Eastern Time, at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Meeting or any adjournments or postponements.

Receipt of the Notice of THIS Meeting and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSALS

INSTRUCTIONS: TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	☒

		FOR	AGAINST	ABSTAIN

1.	To approve a new sub-advisory agreement by and among the Fund, Callodine Capital Management, LP (the “Investment Manager”) and Corrum Capital Management LLC.	☐	☐	☐

2.	To approve the Fund’s utilization of and operation under a manager of managers exemptive order, which if obtained by application from the U.S. Securities and Exchange Commission, will allow the Fund’s Investment Manager to enter into and materially amend affiliated and unaffiliated sub-advisory agreements with respect to the Fund in the future without shareholder approval, subject to prior approval by the board of trustees of the Fund.	☐	☐	☐

To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

You may have received more than one proxy card due to multiple investments in the Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [   ], 2026

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: [    ]